Ivy Funds

Supplement dated November 30, 2010 to the

Ivy Funds Prospectus dated July 30, 2010

and supplemented October 7, 2010, November 10, 2010 and November 19, 2010

The following replaces the “Ivy Cundill Global Value Fund — Portfolio Managers” section on page 75 of the Ivy Funds prospectus:

Andrew Massie, Vice President, Investment Management, and Portfolio Manager and Research Analyst for Cundill, has managed the Fund since December 2007 and David Tiley, Vice President, Investment Management, and Portfolio Manager and Research Analyst for Cundill, has co-managed the Fund since November 2010.

The following replaces the information regarding the management of Ivy Cundill Global Value Fund in the section entitled “Portfolio Management” on page 172 of the Ivy Funds prospectus:

Ivy Cundill Global Value Fund: Effective November 2010, Mr. David Tiley joined Mr. Andrew Massie as a co-portfolio manager in the day-to-day management of Ivy Cundill Global Value Fund. Mr. Massie has held his Fund responsibilities since December 2007. He has been Vice President, Investment Management, and Portfolio Manager and Research Analyst with The Cundill Division since September 2006. Mackenzie Cundill Investment Management Ltd. is one of the companies that comprises The Cundill Division of Mackenzie and, under a Memorandum of Understanding with Mackenzie, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund. Mr. Massie was with Cundill Investment Research Ltd. and prior to that, Peter Cundill and Associates Ltd., Vancouver since 1984, serving in a variety of capacities, most recently as a portfolio manager. Mr. Massie’s educational experience includes first year studies in the Business Program at Langara College, the Canadian Securities Course, Third Year Certified General Accountant (CGA) Program, and the Canadian Investment Manager Program (CIM).

Mr. Tiley has been Vice President, Investment Management, and Portfolio Manager and Research Analyst with The Cundill Division since August 2007. Mr. Tiley has been with The Cundill Division since 2001, serving in a variety of capacities, most recently as a portfolio manager. He earned a BA in Asian Studies from the Griffith University, a BA from Carleton University, and a MA in Political Economy from the Institute of Political Economy at Carleton University. Mr. Tiley has completed the Canadian Securities Course, Level 1 of the Chartered Financial Analyst Program, and the Canadian Investment Manager Program (CIM).

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